UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2023
AURORA INNOVATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40216	98-1562265
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1654 Smallman St, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)
(888) 583-9506
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	AUR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AUROW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2023, Aurora Innovation, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 6, 2023. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 30, 2023 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 723,484,064 shares of Class A common stock and Class B common stock, together representing a total of 3,892,285,109 votes, or more than 80% of the eligible votes as of the Record Date, and constituting a quorum. The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders elected each of the three persons named below as Class II directors to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gloria Boyland	3,796,873,008	1,414,066	93,998,035
Dara Khosrowshahi	3,697,436,898	100,850,176	93,998,035
Michelangelo Volpi	3,743,957,030	54,330,044	93,998,035

Proposal 2 - Approval of Amendment to 2021 Equity Incentive Plan.

The stockholders approved an amendment to the Company's 2021 Equity Incentive Plan to increase the number of shares reserved for issuance by 150,000,000 shares. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
3,643,546,210	154,564,296	176,568	93,998,035

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

For	Against	Abstain
3,890,427,211	1,604,963	252,935

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 26, 2023

AURORA INNOVATION, INC.

By:	/s/ Richard Tame
Name:	Richard Tame
Title:	Chief Financial Officer